SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 1998

                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-22250                  95-4431352
(State of Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)

                                 (805) 295-5600
                         (Registrant's Telephone Number)


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ITEM  5. OTHER EVENTS

         Reference is made to the press release of Registrant, issued on July 23, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 1998                      3D SYSTEMS CORPORATION

                                   By  /S/ FRANK J. SPINA
                                       --------------------------
                                       Frank J. Spina
                                       Vice President &
                                       Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS                                                             PAGE NUMBER

99.1         Press Release dated July 23, 1998.                           5